SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2003

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-74794	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Item 5. Other Events

Results of Antitrust Investigations

        In June 2002, the Pennsylvania Public Utility Commission, in an investigation report, requested the U.S. Department of Justice - Antitrust Division (the "DOJ"), the Federal Energy Regulatory Commission (the "FERC") and the Pennsylvania Attorney General (the "PA AG") to investigate PPL EnergyPlus' wholesale marketing activities in the Pennsylvania-New Jersey-Maryland installed capacity market.

        The FERC already has completed two investigations and found no reason to take action against PPL. In June 2003, the DOJ confirmed that it has closed its investigation into this matter. Also in June 2003, the PA AG completed its antitrust investigation and determined that PPL did not violate antitrust or other laws in its market activities.

        Filed herewith and incorporated herein by reference as an exhibit is the press release issued by PPL Corporation relating to the results of these investigations.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

              99.1 - Press Release, dated June 19, 2003, announcing results of antitrust investigations.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ James E. Abel James E. Abel Vice President - Finance and Treasurer

PPL ENERGY SUPPLY, LLC

By:	/s/ James E. Abel James E. Abel Treasurer

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ James E. Abel James E. Abel Treasurer

Dated:   June 19, 2003